UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by Registrant ✓

Filed by Party other than Registrant

Check the appropriate box:

Preliminary Proxy Statement		Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement	✓	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

BREKFORD INTERNATIONAL CORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

✓	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: __________________________________
	(2)	Aggregate number of securities to which transaction applies: __________________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____________

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid: ______________________________________________________________________

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid: _____________________________________________________________
	(2)	Form, Schedule or Registration Statement No.: ____________________________________________
	(3)	Filing Party: _______________________________________________________________________
	(4)	Date Filed: ________________________________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of BREKFORD INTERNATIONAL CORP.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the 2009 annual meeting of Brekford International Corp. (the “Company”) are available on the Internet. Follow the instructions below to view the materials and vote or request printed copies.

To Be Held On: Wednesday, December 30, 2009, at 12:00 PM (Eastern Time) at the Company’s corporate offices at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS
BY PHONE	BY PHONE: To request a copy of the proxy materials and your proxy card please call toll free 1-866-752-8683.
BY INTERNET	BY INTERNET: To access proxy materials and your proxy card online, please visit http://www.iproxydirect.com/BFDI and follow the on-screen instructions.
BY EMAIL

BY E-MAIL: To request a copy of the proxy materials and your proxy card, send an email with the words “Proxy Material Request” in the subject please be sure to include your name, address in the body of the email -  to  proxy@iproxydirect.com

BY FAX	(212) 521-3464

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

Both the proxy statement and annual report are available at: https://www.iproxydirect.com/BFDI

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before December 20, 2009 to facilitate timely delivery.

You may enter your voting instructions at https://www.iproxydirect.com/BFDI until 11:59 PM Eastern Time December 29, 2009.

The purposes of this meeting are as follows:

1.

To approve and adopt an amendment to our First Amended and Restated Certificate of Incorporation to declassify our board of directors;

2.

To approve and adopt an amendment to our First Amended and Restated Certificate of Incorporation to provide that directors may be removed with or without cause;

3.

Subject to approval of Proposal No. 1, to elect two Class II directors to hold office for a term of one year until our 2010 annual meeting of stockholders (alternatively, if Proposal No. 1 is not approved, to elect two Class II directors, to hold office for a term of three years until our 2012 annual meeting of stockholders);

4.

To approve and adopt an amendment to our First Amended and Restated Certificate of Incorporation to eliminate the requirement that all stockholder actions may only be taken at a meeting of the stockholders; and

5.

Any other matters that properly come before the meeting.

The board of directors has fixed the close of business on November 6, 2009 as the record date for the determination of stockholders entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $.0001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘FOR’ all proposals included in the proxy.
PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

  CONTROL  ID:  XXX-XX-XXXX

  PROXY ID: XXX-XX-XXXX

  PASSWORD: XXX-XX-XXXX

ADDRESS ID: XX00001

ADDRESS 2

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